EXHIBIT INDEX

EXHIBIT A:
  Attachment to item 77C:
  Submission of matters to a vote of Security holders.

EXHIBIT B:
  Attachment to item 77O:
  Transactions effected pursuant to Rule 10f-3
------------------------------------------------------------------

EXHIBIT A:
THE CHARLES SCHWAB FAMILY OF FUNDS

PROXY VOTING RESULTS


A special meeting of the shareholders of The Charles Schwab Family of Funds was held on June 1, 2000. The number of votes necessary to conduct the meeting and approve each proposal was obtained, and the results of the votes of shareholders on proposals before them are listed below:

PROPOSAL 1

Election of Trustees.
                                          NUMBER OF             NUMBER OF
                                      SHARES VOTED FOR       SHARES WITHHELD
                                     ------------------      ---------------
         Charles R. Schwab             36,999,629,179         9,264,278,586
         Mariann Byerwalter            36,952,086,682         9,311,821,083
         Jeremiah H. Chafkin           36,969,722,337         9,294,185,428
         Donald F. Dorward             36,945,789,881         9,318,117,884
         William A. Hasler             36,978,892,818         9,285,014,947
         Robert G. Holmes              36,967,612,764         9,296,295,001
         Steven L. Scheid              36,989,702,307         9,274,205,458
         Gerald B. Smith               36,981,495,311         9,282,412,454
         Donald R. Stephens            36,986,833,556         9,277,074,209
         Michael W. Wilsey             36,981,483,423         9,282,424,342


PROPOSAL 2A

To approve the elimination of the fundamental policy which makes all fund policies fundamental. This allows each fund to adopt non-fundamental policies, which the Board of Trustees could take appropriate and timely action to amend as necessary, without the expense and delay associated with a shareholder meeting.

SCHWAB MONEY MARKET FUND
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                 13,954,022,383
         Against                                                491,420,583
         Abstain (includes broker non-votes)                  4,915,051,923

SCHWAB GOVERNMENT MONEY FUND
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                  1,038,052,671
         Against                                                 62,733,595
         Abstain (includes broker non-votes)                    218,813,366







PROPOSAL 2B

To approve changes to restrictions regarding the maturity of fund investments.

SCHWAB MONEY MARKET FUND
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                 13,983,486,763
         Against                                                463,988,789
         Abstain (includes broker non-votes)                  4,913,019,337

SCHWAB GOVERNMENT MONEY FUND
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                  1,042,571,889
         Against                                                 59,067,247
         Abstain (includes broker non-votes)                    217,960,496

SCHWAB U.S. TREASURY MONEY FUND
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                    944,691,945
         Against                                                 76,797,800
         Abstain (includes broker non-votes)                    222,085,279


PROPOSAL 2Ci

To approve changes to restrictions regarding borrowing.

SCHWAB MONEY MARKET FUND
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                 13,838,366,226
         Against                                                604,209,248
         Abstain (includes broker non-votes)                  4,917,919,415

SCHWAB GOVERNMENT MONEY FUND
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                  1,031,435,956
         Against                                                 69,064,572
         Abstain (includes broker non-votes)                    219,099,104

SCHWAB U.S. TREASURY MONEY FUND
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                    928,488,752
         Against                                                 92,846,717
         Abstain (includes broker non-votes)                    222,239,555

SCHWAB INSTITUTIONAL ADVANTAGE MONEY FUND:
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                    266,884,152
         Against                                                  6,408,158
         Abstain (includes broker non-votes)                     30,947,412

SCHWAB RETIREMENT MONEY FUND:
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                    149,114,129
         Against                                                    964,996
         Abstain (includes broker non-votes)                      6,333,807


PROPOSAL 2Cii

To approve changes to restrictions regarding lending.

SCHWAB MONEY MARKET FUND
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                 13,840,766,217
         Against                                                599,097,012
         Abstain (includes broker non-votes)                  4,920,631,660

SCHWAB GOVERNMENT MONEY FUND
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                  1,030,509,892
         Against                                                 69,846,901
         Abstain (includes broker non-votes)                    219,242,839

SCHWAB U.S. TREASURY MONEY FUND
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                    931,988,517
         Against                                                 89,446,772
         Abstain (includes broker non-votes)                    222,139,735

SCHWAB VALUE ADVANTAGE MONEY FUND:
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                 12,268,563,192
         Against                                                599,403,974
         Abstain (includes broker non-votes)                  2,619,289,038





SCHWAB INSTITUTIONAL ADVANTAGE MONEY FUND:
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                    269,254,580
         Against                                                  4,037,729
         Abstain (includes broker non-votes)                     30,947,413

SCHWAB RETIREMENT MONEY FUND:
                                                                NUMBER OF
                                                              SHARES VOTED
                                                              -------------
         For                                                    149,124,175
         Against                                                    954,951
         Abstain (includes broker non-votes)                      6,333,807


PROPOSAL 2Ciii

To approve changes to restrictions regarding the issuance of senior securities and pledging, mortgaging or hypothecating fund assets.

SCHWAB MONEY MARKET FUND
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                 13,895,300,905
         Against                                                543,800,977
         Abstain (includes broker non-votes)                  4,921,393,007

SCHWAB GOVERNMENT MONEY FUND
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                  1,034,276,572
         Against                                                 65,834,534
         Abstain (includes broker non-votes)                    219,488,526

SCHWAB U.S. TREASURY MONEY FUND
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                    936,807,034
         Against                                                 84,091,915
         Abstain (includes broker non-votes)                    222,676,075

SCHWAB VALUE ADVANTAGE MONEY FUND:
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                 12,321,538,233
         Against                                                541,188,367
         Abstain (includes broker non-votes)                  2,624,529,604




SCHWAB  INSTITUTIONAL ADVANTAGE MONEY FUND:
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                    269,268,289
         Against                                                  4,024,021
         Abstain (includes broker non-votes)                     30,947,412

SCHWAB RETIREMENT MONEY FUND:
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                    149,369,436
         Against                                                    712,245
         Abstain (includes broker non-votes)                      6,331,252


PROPOSAL 2D

To approve changes to restrictions regarding diversification.

SCHWAB MONEY MARKET FUND
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                 13,930,917,947
         Against                                                523,752,829
         Abstain (includes broker non-votes)                  4,905,824,113

SCHWAB GOVERNMENT MONEY FUND
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                  1,038,813,523
         Against                                                 62,258,507
         Abstain (includes broker non-votes)                    218,527,602

SCHWAB U.S. TREASURY MONEY FUND
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                    938,104,010
         Against                                                 83,054,321
         Abstain (includes broker non-votes)                    222,416,693

SCHWAB INSTITUTIONAL ADVANTAGE MONEY FUND:
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                    268,537,434
         Against                                                  4,754,875
         Abstain (includes broker non-votes)                     30,947,413





SCHWAB RETIREMENT MONEY FUND:
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                    149,371,350
         Against                                                    707,776
         Abstain (includes broker non-votes)                      6,333,807


PROPOSAL 2E

To approve changes to restrictions regarding investments in "unseasoned issuers".

SCHWAB MONEY MARKET FUND
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                 13,788,323,064
         Against                                                649,999,572
         Abstain (includes broker non-votes)                  4,922,172,253

SCHWAB GOVERNMENT MONEY FUND
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                  1,026,843,315
         Against                                                 72,537,256
         Abstain (includes broker non-votes)                    220,219,061

SCHWAB INSTITUTIONAL ADVANTAGE MONEY FUND:
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                    266,747,536
         Against                                                  6,521,140
         Abstain (includes broker non-votes)                     30,971,046

SCHWAB RETIREMENT MONEY FUND:
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                    148,761,256
         Against                                                  1,317,870
         Abstain (includes broker non-votes)                      6,333,807












PROPOSAL 2F

To approve changes to restrictions regarding investments in restricted or illiquid securities.

SCHWAB MONEY MARKET FUND
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                 13,811,867,937
         Against                                                625,575,079
         Abstain (includes broker non-votes)                  4,923,051,873

SCHWAB GOVERNMENT MONEY FUND
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                  1,027,842,345
         Against                                                 72,386,680
         Abstain (includes broker non-votes)                    219,370,607

SCHWAB MUNICIPAL MONEY FUND:
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                  3,108,507,650
         Against                                                216,789,707
         Abstain (includes broker non-votes)                  1,047,459,585

SCHWAB CALIFORNIA MUNICIPAL MONEY FUND:
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                  2,038,268,487
         Against                                                101,959,786
         Abstain (includes broker non-votes)                    673,616,675

SCHWAB INSTITUTIONAL ADVANTAGE MONEY FUND:
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                    269,131,762
         Against                                                  4,135,146
         Abstain (includes broker non-votes)                     30,972,814

SCHWAB RETIREMENT MONEY FUND:
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                    149,062,386
         Against                                                  1,016,739
         Abstain (includes broker non-votes)                      6,333,807





SCHWAB NEW YORK MUNICIPAL MONEY FUND:
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                    343,507,855
         Against                                                 15,213,290
         Abstain (includes broker non-votes)                    138,757,095


PROPOSAL 2G

To approve changes to restrictions regarding investments in securities of other investment companies.

SCHWAB MONEY MARKET FUND
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                 13,874,563,637
         Against                                                560,036,949
         Abstain (includes broker non-votes)                  4,925,894,303

SCHWAB GOVERNMENT MONEY FUND
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                  1,032,126,945
         Against                                                 67,901,651
         Abstain (includes broker non-votes)                    219,571,036

SCHWAB INSTITUTIONAL ADVANTAGE MONEY FUND:
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                    269,232,680
         Against                                                  4,048,666
         Abstain (includes broker non-votes)                     30,958,376

SCHWAB RETIREMENT MONEY FUND:
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                    148,939,077
         Against                                                  1,140,048
         Abstain (includes broker non-votes)                      6,333,807












PROPOSAL 2H

To approve changes to restrictions regarding the beneficial ownership of securities by fund officers and trustees.

SCHWAB MONEY MARKET FUND
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                 13,961,999,783
         Against                                                529,526,029
         Abstain (includes broker non-votes)                  4,868,969,077

SCHWAB GOVERNMENT MONEY FUND
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                  1,034,285,065
         Against                                                 65,497,647
         Abstain (includes broker non-votes)                    219,816,920

SCHWAB MUNICIPAL MONEY FUND:
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                  3,123,147,963
         Against                                                200,166,645
         Abstain (includes broker non-votes)                  1,049,442,334

SCHWAB CALIFORNIA MUNICIPAL MONEY FUND:
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                  2,040,961,092
         Against                                                 98,139,779
         Abstain (includes broker non-votes)                    674,744,077

SCHWAB INSTITUTIONAL ADVANTAGE MONEY FUND:
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                    269,258,878
         Against                                                  4,033,431
         Abstain (includes broker non-votes)                     30,947,413

SCHWAB RETIREMENT MONEY FUND:
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                    149,361,282
         Against                                                    717,832
         Abstain (includes broker non-votes)                      6,333,818





SCHWAB NEW YORK MUNICIPAL MONEY FUND:
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                    345,094,638
         Against                                                 13,430,420
         Abstain (includes broker non-votes)                    138,953,182


PROPOSAL 2I

To approve changes to restrictions regarding industry concentration.

SCHWAB MONEY MARKET FUND
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                 13,952,578,924
         Against                                                541,545,998
         Abstain (includes broker non-votes)                  4,866,369,967

SCHWAB GOVERNMENT MONEY FUND
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                  1,035,603,561
         Against                                                 64,899,013
         Abstain (includes broker non-votes)                    219,097,058

SCHWAB MUNICIPAL MONEY FUND:
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                  3,123,846,738
         Against                                                200,163,417
         Abstain (includes broker non-votes)                  1,048,746,787

SCHWAB CALIFORNIA MUNICIPAL MONEY FUND:
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                  2,043,355,843
         Against                                                 96,080,854
         Abstain (includes broker non-votes)                    674,408,251

SCHWAB U.S. TREASURY MONEY FUND
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                    936,673,188
         Against                                                 84,018,851
         Abstain (includes broker non-votes)                    222,882,985





SCHWAB VALUE ADVANTAGE MONEY FUND:
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                 12,292,189,011
         Against                                                568,772,754
         Abstain (includes broker non-votes)                  2,626,294,439

SCHWAB INSTITUTIONAL ADVANTAGE MONEY FUND:
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                    269,248,131
         Against                                                  4,044,178
         Abstain (includes broker non-votes)                     30,947,413

SCHWAB RETIREMENT MONEY FUND:
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                    149,011,878
         Against                                                  1,067,248
         Abstain (includes broker non-votes)                      6,333,807

SCHWAB NEW YORK MUNICIPAL MONEY FUND:
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                    344,243,553
         Against                                                 13,946,780
         Abstain (includes broker non-votes)                    139,287,907


PROPOSAL 2J

To approve changes to restrictions regarding investments in commodities, futures contracts and real estate.

SCHWAB MONEY MARKET FUND
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                 13,895,247,671
         Against                                                597,545,788
         Abstain (includes broker non-votes)                  4,867,701,430

SCHWAB GOVERNMENT MONEY FUND
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                  1,030,005,510
         Against                                                 70,388,169
         Abstain (includes broker non-votes)                    219,205,953




SCHWAB MUNICIPAL MONEY FUND:
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                  3,112,382,067
         Against                                                212,466,705
         Abstain (includes broker non-votes)                  1,047,908,170

SCHWAB CALIFORNIA MUNICIPAL MONEY FUND:
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                  2,034,881,763
         Against                                                105,486,092
         Abstain (includes broker non-votes)                    673,477,093

SCHWAB U.S. TREASURY MONEY FUND
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                    930,017,684
         Against                                                 91,033,792
         Abstain (includes broker non-votes)                    222,523,548

SCHWAB VALUE ADVANTAGE MONEY FUND:
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                 12,210,010,973
         Against                                                659,175,374
         Abstain (includes broker non-votes)                  2,618,069,857

SCHWAB INSTITUTIONAL ADVANTAGE MONEY FUND:
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                    270,296,240
         Against                                                  4,050,999
         Abstain (includes broker non-votes)                     29,892,483

SCHWAB RETIREMENT MONEY FUND:
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                    148,778,128
         Against                                                  1,300,987
         Abstain (includes broker non-votes)                      6,333,818

SCHWAB NEW YORK MUNICIPAL MONEY FUND:
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                    344,388,382
         Against                                                 14,587,688
         Abstain (includes broker non-votes)                    138,502,170


PROPOSAL 2K

To approve changes to restrictions regarding the underwriting of securities.

SCHWAB MONEY MARKET FUND
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                 13,935,844,765
         Against                                                554,456,383
         Abstain (includes broker non-votes)                  4,870,193,741

SCHWAB GOVERNMENT MONEY FUND
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                  1,034,679,868
         Against                                                 64,581,814
         Abstain (includes broker non-votes)                    220,337,950

SCHWAB MUNICIPAL MONEY FUND:
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                  3,126,668,487
         Against                                                199,250,463
         Abstain (includes broker non-votes)                  1,046,837,992

SCHWAB CALIFORNIA MUNICIPAL MONEY FUND:
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                  2,041,831,625
         Against                                                 99,218,832
         Abstain (includes broker non-votes)                    672,794,491

SCHWAB U.S. TREASURY MONEY FUND
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                    934,743,208
         Against                                                 86,081,452
         Abstain (includes broker non-votes)                    222,750,364

SCHWAB VALUE ADVANTAGE MONEY FUND:
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                 12,265,693,498
         Against                                                596,853,733
         Abstain (includes broker non-votes)                  2,624,708,973






SCHWAB INSTITUTIONAL ADVANTAGE MONEY FUND:
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                    270,326,049
         Against                                                  4,021,191
         Abstain (includes broker non-votes)                     29,892,482

SCHWAB RETIREMENT MONEY FUND:
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                    148,910,376
         Against                                                  1,168,747
         Abstain (includes broker non-votes)                      6,333,809

SCHWAB NEW YORK MUNICIPAL MONEY FUND:
                                                               NUMBER OF
                                                             SHARES VOTED
                                                            --------------
         For                                                   344,423,508
         Against                                                13,992,613
         Abstain (includes broker non-votes)                   139,062,119


PROPOSAL 2L

To approve changes to restrictions regarding control of an issuer.

SCHWAB MONEY MARKET FUND
                                                                NUMBER OF
                                                              SHARES VOTED
                                                            ---------------
         For                                                 13,944,104,626
         Against                                                544,106,763
         Abstain (includes broker non-votes)                  4,872,283,500

SCHWAB GOVERNMENT MONEY FUND
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                  1,035,445,970
         Against                                                 64,496,968
         Abstain (includes broker non-votes)                    219,656,693

SCHWAB MUNICIPAL MONEY FUND:
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                  3,123,927,840
         Against                                                200,249,494
         Abstain (includes broker non-votes)                  1,048,579,608





SCHWAB CALIFORNIA MUNICIPAL MONEY FUND:
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                  2,038,299,462
         Against                                                100,655,735
         Abstain (includes broker non-votes)                    674,889,751

SCHWAB U.S. TREASURY MONEY FUND
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                    940,835,998
         Against                                                 79,512,538
         Abstain (includes broker non-votes)                    223,226,488

SCHWAB INSTITUTIONAL ADVANTAGE MONEY FUND:
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                    271,983,555
         Against                                                  2,354,490
         Abstain (includes broker non-votes)                     29,901,677

SCHWAB RETIREMENT MONEY FUND:
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                    148,900,318
         Against                                                  1,178,806
         Abstain (includes broker non-votes)                      6,333,809

SCHWAB NEW YORK MUNICIPAL MONEY FUND:
                                                                NUMBER OF
                                                              SHARES VOTED
                                                              -------------
         For                                                    344,492,497
         Against                                                 14,056,161
         Abstain (includes broker non-votes)                    138,929,582


PROPOSAL 2M

To approve changes to restrictions regarding purchases of oil, gas, or mineral interests.

SCHWAB MONEY MARKET FUND
                                                                NUMBER OF
                                                              SHARES VOTED
                                                            ---------------
         For                                                 13,940,806,879
         Against                                                553,644,315
         Abstain (includes broker non-votes)                  4,866,043,695




SCHWAB GOVERNMENT MONEY FUND
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                  1,032,854,089
         Against                                                 67,403,080
         Abstain (includes broker non-votes)                    219,342,463

SCHWAB MUNICIPAL MONEY FUND:
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                  3,119,465,051
         Against                                                204,330,744
         Abstain (includes broker non-votes)                  1,048,961,147

SCHWAB CALIFORNIA MUNICIPAL MONEY FUND:
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                  2,033,154,419
         Against                                                105,776,064
         Abstain (includes broker non-votes)                    674,914,465

SCHWAB INSTITUTIONAL ADVANTAGE MONEY FUND:
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                    270,307,853
         Against                                                  4,039,386
         Abstain (includes broker non-votes)                     29,892,483

SCHWAB RETIREMENT MONEY FUND:
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                    148,983,426
         Against                                                  1,009,917
         Abstain (includes broker non-votes)                      6,419,590

SCHWAB NEW YORK MUNICIPAL MONEY FUND:
                                                                NUMBER OF
                                                              SHARES VOTED
                                                             --------------
         For                                                    345,296,760
         Against                                                 12,987,006
         Abstain (includes broker non-votes)                    139,194,474










PROPOSAL 2N

To approve changes to restrictions regarding non-diversification.

SCHWAB CALIFORNIA MUNICIPAL MONEY FUND:
                                                               NUMBER OF
                                                             SHARES VOTED
                                                            --------------
         For                                                 2,032,180,992
         Against                                               107,318,544
         Abstain (includes broker non-votes)                   674,345,412

SCHWAB NEW YORK MUNICIPAL MONEY FUND:
                                                               NUMBER OF
                                                             SHARES VOTED
                                                            --------------
         For                                                   342,175,033
         Against                                                16,207,837
         Abstain (includes broker non-votes)                   139,095,370




EXHIBIT B:
Rule 10f-3 Report

Commonwealth of Pennsylvania G.O. Bonds

Total Offering:		$192,000,000.000


Price/Unit:     $101.16
Trade Date:     1/20/00
Spread:         $2.50
Purchased by:   Schwab Municipal Money Fund
Purchased from: Goldman Sachs

1  Eligible? YES
2  Lowest price paid by any purchaser? YES
3  First date on which sales were made? YES
4  Reasonability test passed?  YES
5  Less than 25% of Total Offering amount? YES
6  No compensation to Charles Schwab & Co.? YES
7  Firm commitment underwriting? YES


Other Syndicate Members:
Smith Barney
PaineWebber
Harris Trust
Bank One
Wachovia
First Union
Charles Schwab & Co.


Total Purchased:   $9,805,000.00